UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2019

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants’ telephone number, including area code)

	N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.0001 par per share) (1)	WINMQ (1)	OTC Pink Sheets Market (1)

(1) On April 2, 2019, the NASDAQ Stock Market filed a Form 25 with the Securities and Exchange Commission to delist the common stock, par value $0.0001, per share of Windstream Holdings, Inc. (the “common stock”) from the NASDAQ Global Select Market. The delisting was effective 10 days after the Form 25 was filed. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after filing of the Form 25. Following deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934, the common stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Trading of Windstream’s common stock now occurs on the OTC Pink market under the symbol “WINMQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As previously reported, on February 25, 2019, Windstream Holdings, Inc. (the “Company”) and all of its subsidiaries, including Windstream Services, LLC (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On May 15, 2019, the Bankruptcy Court approved the Key Employee Incentive Plan (the “KEIP”) of the Company, and a copy of the order may be available electronically at http://www.kccllc.net/windstream. The KEIP is designed to provide incentive compensation, based on Company performance, to five of the Debtors’ senior executives and provides a potential threshold award opportunity of approximately $5.0 million, a target award opportunity of approximately $10.0 million, as described below, and a maximum award opportunity of approximately $18.9 million.
Under the KEIP, each person who executes an award agreement under the plan is eligible to earn quarterly performance bonuses at the end of second, third and fourth quarters of 2019, depending upon the extent to which specific performance metrics are achieved, with metrics varying by individual participant based on his/her function or business unit. The Compensation Committee of the Company’s Board of Directors approved the following aggregate 2019 target award opportunities under the KEIP for the following named executive officers: Tony Thomas, President and Chief Executive Officer: $5,130,000; Robert E. Gunderman, Chief Financial Officer and Treasurer: $1,900,000; Kristi Moody, Executive Vice President, General Counsel & Corporate Secretary: $781,250; Layne Levine, President - Enterprise & Wholesale: $1,140,000; and Jeffery Small, President - Kinetic: $1,080,000.
Each KEIP award is subject to a clawback and 50% of payments earned by each KEIP participant is subject to a holdback period, subject to certain conditions. In addition, if a KEIP participant voluntarily terminates his or her employment without cause or is terminated for cause, then any remaining unpaid portion of the KEIP award or holdback amount will be forfeited. If a KEIP participant’s employment is terminated without cause, by the KEIP participant for good reason or upon death or disability, such KEIP participant will be entitled to a pro-rata portion of his or her KEIP payment that would otherwise have been earned for such performance period based on the percentage of the performance period such KEIP participant was engaged by the Debtors. The foregoing description of the KEIP does not purport to be complete and is subject to, and qualified by, the full text of the 2019 Key Employee Incentive Plan, attached hereto as Exhibit 10.1 and incorporated by reference.
Item 7.01.    Regulation FD Disclosure.
On May 15, 2019, the Debtors filed a monthly operating report with the Bankruptcy Court for the period from February 25, 2019 to March 31, 2019 (the “Monthly Operating Report”), a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference. The Monthly Operating Report may be available electronically at http://www.kccllc.net/windstream.
The information set forth in this Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished hereby and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding Financial Operating Data
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Company or any of its subsidiaries. The Debtors prepared the Monthly Operating Report solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 cases. The financial information contained in the Monthly Operating Report is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Report should not be relied upon by any persons for information relating to current or future financial condition, events or performance of the Company and any of its debtor and non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Report are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the Monthly Operating Report may be subject to revision. Subsequent information or discovery may result in material changes to the Monthly Operating Report and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the Monthly Operating Report.

Furthermore, this Form 8-K and/or the Monthly Operating Report may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and uncertainties referenced from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with the Debtors’ Chapter 11 Cases. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Windstream Holdings, Inc. Key Employee Incentive Plan.
99.1
Monthly Operating Report of Windstream Holdings, Inc. and subsidiaries for the period from February 25, 2019 to March 31, 2019 filed with the United States Bankruptcy Court for the Southern District of New York.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

WINDSTREAM HOLDINGS, INC.

By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody
Title:	Senior Vice President - General Counsel and Corporate Secretary

WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody
Title:	Senior Vice President - General Counsel and Corporate Secretary

Dated: May 20, 2019